SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2010

GREEN STAR ALTERNATIVE ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53627	88-0492010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code:  (800) 955-4723

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, "we," "us," "our," and the "Company" refers to Green Star Alternative Energy, Inc., a Nevada corporation, unless otherwise stated.

ITEM 7.01 REGULATION FD DISCLOSURE

As stated below, on January 28, 2010, the Company's Board of Directors approved the Record Date of January 29, 2010 for the planned dividend of three additional shares of the Company's Common Stock for every four shares of the Company's Common Stock outstanding. All fractional shares will be rounded up to the next whole share.

The Record Date for the dividend was subject to the approval of FINRA which has now been achieved.

Each stockholder who holds (old) shares of the Company's Common Stock will need to surrender their (old) stock certificates to the Company's stock transfer agent, Interwest Stock Transfer Co., Inc., in order to receive the new (post-dividend) stock certificates that will be issued with the new additional shares.

ITEM 8.01 OTHER EVENTS

On January 28, 2010, the Company's Board of Directors approved the Record Date of January 29, 2010 for the planned dividend of three additional shares of the Company's Common Stock for every four shares of the Company's Common Stock outstanding. All fractional shares will be rounded up to the next whole share.

The Record Date for the dividend was subject to the approval of FINRA which has now been achieved.

Each stockholder who holds (old) shares of the Company's Common Stock will need to surrender their (old) stock certificates to the Company's stock transfer agent, Interwest Stock Transfer Co., Inc., in order to receive the new (post-dividend) stock certificates that will be issued with the new additional shares.

The Company remains committed to following established principles of good corporate governance in all of its actions while also taking appropriate steps to further the best interests of the Company's stockholders to the extent that it can do so as a small company with limited managerial and financial resources.

A copy of the Company's Press Release of January 28, 2010 is attached.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS." FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN STAR ALTERNATIVE ENERGY, INC.

Date: January 28, 2010	By:	/s/ Jesse M. De Castro Jesse M. De Castro, Chief Financial Officer

Exhibit 10.25  Copy of Press Release